SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 12, 2004
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

           1-14770                                        43-1813160
   (Commission File Number)                  (IRS Employer Identification No.)

                          3231 Southeast Sixth Avenue
                           Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition and
Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and 7.01.

      On November 12, 2004, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its results for the third quarter of fiscal year 2004, which ended October 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Exhibits:

   99.1 Press Release, dated November 12, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PAYLESS SHOESOURCE, INC.

Date: November 12, 2004                        By: /s/ Ullrich E. Porzig
                                                   -----------------------------
                                                   Ullrich E. Porzig
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   and Treasurer

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                                  EXHIBIT INDEX




Exhibit No.  Exhibit
-----------  -------

  99.1       Press Release, dated November 12, 2004.